UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 28, 2005


                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-11165                                           43-1470322
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(Commission File Number)                       (IRS Employer Identification No.)


      12 East Armour Boulevard
        Kansas City, Missouri                                           64111
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (815) 502-4000
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On January 28, 2005, Interstate Bakeries Corporation (the "Company") and certain of its subsidiaries (collectively, the "Borrowers") entered into the Second Amendment to the Revolving Credit Agreement (the "Second Amendment") among the Borrowers, JPMorgan Chase Bank ("JPMCB") and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, as administrative agent for the Lenders, and JPMorgan Chase Bank, as collateral agent for the Lenders. The Second Amendment is effective as of January 20, 2005. A copy of the Second Amendment is hereby incorporated by reference and attached hereto as Exhibit 10.1.

             The Borrowers, the Lenders, J.P. Morgan Securities Inc. and JPMorgan Chase Bank are parties to the Revolving Credit Agreement, dated as of September 23, 2004 (as amended, supplemented or otherwise modified from time to time, the "DIP Agreement"). In addition to the above-mentioned agent roles, JPMCB is also a lender under the DIP Agreement and was a lender under the Company's pre-petition credit facility. Furthermore, JPMCB or its affiliates may also hold equity positions in the Company.

             Pursuant to the Second Amendment, the Lenders and the Borrowers have amended the DIP Agreement to provide that the Borrowers will have until May 28, 2005 to deliver to the Lenders a projected operating budget that details on a monthly and quarterly basis the Borrowers' anticipated cash receipts and disbursements from that date until the maturity date of the DIP Agreement. The Borrowers also will have until October 4, 2005 to deliver updated quarterly budgets to the Lenders, beginning with the fiscal quarter ended August 20, 2005. The Second Amendment sets forth specified limitations on the Borrower's ability to make capital expenditures in the fiscal quarters ended March 5, 2005 and May 28, 2005. Finally, the Second Amendment specifies minimum Cumulative Consolidated EBITDA (as defined in the DIP Agreement) amounts for monthly periods beginning February 5, 2005 and ending on May 28, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

    10.1 Second Amendment, effective as of January 20, 2005, to the Revolving Credit Agreement, dated as of September 23, 2004, among Interstate Bakeries Corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and each of the direct and indirect subsidiaries of the Parent Borrower party to this Agreement (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the

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

                  Borrowers, each a "Case" and collectively, the "Cases"), JPMorgan Chase Bank ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party hereto (together with JPMCB, the "Lenders"), J.P. Morgan Securities Inc., as lead arranger and book runner, JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, as collateral agent (in such capacity, the "Collateral") for the Lenders

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

                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005                          INTERSTATE BAKERIES
                                                CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                    Ronald B. Hutchison
                                                    Executive Vice President and
                                                    Chief Financial Officer

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

                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   10.1 Second Amendment, effective as of January 20, 2005, to the Revolving Credit Agreement, dated as of September 23, 2004, among Interstate Bakeries Corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and each of the direct and indirect subsidiaries of the Parent Borrower party to this Agreement (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrowers, each a "Case" and collectively, the "Cases"), JPMorgan Chase Bank ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party hereto (together with JPMCB, the "Lenders"), J.P. Morgan Securities Inc., as lead arranger and book runner, JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, as collateral agent (in such capacity, the "Collateral") for the Lenders

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